UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2009

LIFEWAY FOODS, INC.
(Exact name of registrant as specified in its charter)

ILLINOIS	0-17363	36-3442829

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 West Oakton St. Morton Grove, IL		60053

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement	3
Item 9.01	Financial Statements and Exhibits	3
Signature		4
Exhibit Index		5

Item 1.01 Entry into a Material Definitive Agreement

On January 15, 2009, Lifeway Foods, Inc. (“Lifeway”) and DS Waters, L.P. (“DSW”), an affiliate of Danone Foods, Inc., entered into a seventh extension of the Stockholders’ Agreement, which was originally entered into on October 1, 1999 by and among Danone Foods, Inc., Lifeway and certain other parties (the “Seventh Extension”).  The Stockholders’ Agreement was previously amended on December 24, 1999 by that certain First Extension to Stockholders’ Agreement dated September 28, 2004 (“First Extension”), by that certain Second Extension to Stockholders’ Agreement dated October 29, 2004 (“Second Extension”), by that certain Third Extension to Stockholders’ Agreement dated December 30, 2004 (the “Third Extension”), by that certain Fourth Extension to Stockholders’ Agreement dated April 28, 2006 (the “Fourth Extension”), and by that certain Fifth Extension to Stockholders’ Agreement dated December 26, 2006 (the “Fifth Extension”), and by that certain Sixth Extension to Stockholders’ Agreement dated December 31, 2007 (the “Sixth Extension”).  All Lifeway shares held by Danone Foods, Inc. which are the subject to certain provisions of the Stockholders’ Agreement were transferred to DSW on November 10, 2005. DSW accepted these shares subject to the covenants and restrictions contained in the Stockholders’ Agreement.

Under the Stockholders’ Agreement as assigned to DSW, DSW has the right to nominate one Lifeway director, anti-dilutive rights relating to future offerings of securities by Lifeway and limited registration rights. The Stockholders’ Agreement originally provided that neither Lifeway nor Danone Foods, Inc. would compete with each other with respect to certain dairy products for a period of five years from the original execution (“Non-Compete Period”) and Danone Foods, Inc. would not own more than 20% of the issued and outstanding common stock of Lifeway as a result of direct or indirect acquisition of shares for a period of five years from the original execution (the “Standstill Period”). The First Extension, Second Extension, Third Extension, Fourth Extension and Fifth Extension extended the Non-Compete Period and Standstill Period to December 31, 2006. Pursuant to the Fifth Extension, Lifeway and DSW also agreed to exclude Stonyfield Farms, Inc., an affiliate of Danone Foods, Inc. and DSW, from the Non-Compete obligations of the Stockholders’ Agreement.   Under the Fifth Extension, the terms of the Non-Compete Period and Standstill Period of the Stockholders’ Agreement expired on December 31, 2007.  Under the Sixth Extension, the terms of the Non-Compete Period and Standstill Period of the Stockholders’ Agreement expired on December 31, 2008.  Under the Seventh Extension, the Standstill Period shall be extended to include any time during the period beginning on October 1, 1999 and ending at the close of business on December 31, 2009.

Item 9.01            Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

Exhibit 10.1	Seventh Extension to Stockholders’ Agreement by and between Lifeway Foods, Inc., an Illinois corporation and DS Waters, L.P., a Delaware limited partnership, dated January 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 16, 2009

LIFEWAY FOODS, INC.
By:	/s/ Edward Smolyansky
Edward Smolyansky
Chief Financial Officer and Accounting Officer and Treasurer

Exhibit Index

10.1	Seventh Extension to Stockholders’ Agreement by and between Lifeway Foods, Inc., an Illinois corporation and DS Waters, L.P., a Delaware limited partnership, dated January 15, 2009.